EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Telenetics Corporation

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-95643, 333-84125, 333-42218 and 333-57334) and
the Registration Statement on Form S-8 (No. 333-85027) of our report dated March 30, 2001 relating to the financial statements of Telenetics Corporation appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

                                                         /s/ BDO SEIDMAN, LLP
                                                         --------------------
                                                             BDO SEIDMAN, LLP

Orange County, California
April 17, 2001